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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 21, 1999 relating to the financial statements and financial statement schedules of The Scotts Company, which appears in The Scotts Company's Annual Report on Form 10-K for the year ended September 30, 1999.


/s/ PricewaterhouseCoopers LLP

April 25, 2000